                             LETTER OF TRANSMITTAL
                           CURTICE-BURNS FOODS, INC.
                (AS SUCCESSOR BY MERGER TO PF ACQUISITION CORP.)

                             OFFER TO EXCHANGE ITS
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2005
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2005
               PURSUANT TO THE PROSPECTUS DATED DECEMBER 16, 1994

          THE EXCHANGE OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME,
                     ON JANUARY 18, 1995, UNLESS EXTENDED.

                  The Exchange Agent for the Exchange Offer is
                       IBJ SCHRODER BANK & TRUST COMPANY

                  By Mail:                          By Facsimile       By Hand or Overnight Delivery:
                 P.O. Box 84                     Transmission (for            One State Street
            Bowling Green Station                eligible financial       New York, New York 10004
        New York, New York 10274-0084           institutions only):     Attn: Securities Processing
 Attn: Reorganization Operations Department        (212) 858-2611          Window, Subcellar One
                                                To Confirm Facsimile
                                                Transmissions Call:
                                                   (212) 858-2103
                                                   (call collect)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus, dated December 16, 1994 (the 'Prospectus'), of Curtice-Burns Foods, Inc. (the 'Company') and this Letter of Transmittal (the 'Letter of Transmittal'), which together constitute the Company's offer (the 'Exchange Offer') to exchange its 12 1/4% Senior Subordinated Notes due 2005 (the 'New Notes'), which have been registered under the Securities Act of 1933, as amended (the 'Securities Act'), for an equal principal amount of its outstanding 12 1/4% Senior Subordinated Notes due 2005 (the 'Old Notes' and, together with the New Notes, the 'Notes'). The terms of the New Notes are identical in all material respects to the terms of the Old Notes, except for certain transfer restrictions under the Securities Act and registration and other rights relating to the exchange of the Old Notes for New Notes. The term 'Expiration Date' shall mean 5:00 p.m., New York City time, on January 18, 1995, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used either if certificates for Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ('DTC'), pursuant to the procedures set forth in 'The Exchange Offer -- Procedures for Tendering' in the Prospectus. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term 'Holder' with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption 'The Exchange Offer -- Guaranteed Delivery Procedures.' See Instruction 2.

                                                      DESCRIPTION OF OLD NOTES
                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  OLD NOTES TENDERED
                           (PLEASE FILL IN, IF BLANK)                                (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                                                                        PRINCIPAL
                                                                                                       AGGREGATE     AMOUNT TENDERED
                                                                                                       PRINCIPAL       (MUST BE IN
                                                                                                        AMOUNT          INTEGRAL
                                                                                     CERTIFICATE    REPRESENTED BY    MULTIPLES OF
                                                                                    NUMBER(S)(1)    OLD NOTE(S)(1)     $1,000)(2)
                                                                                        TOTAL
(1) Need not be completed by Holders tendering by book-entry transfer.
(2) Unless otherwise indicated, the Holder will be deemed to have tendered the entire aggregate principal amount represented by such
    Old Notes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED HEREWITH

[ ] CHECK  HERE IF OLD NOTES  ARE BEING DELIVERED BY  BOOK-ENTRY TRANSFER TO THE
    EXCHANGE  AGENT'S  ACCOUNT   AT  DTC  AND   COMPLETE  THE  FOLLOWING   (ONLY
    PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution  .............................................
   Account No.  .............................. at  .............................
   Transaction Code Number  ....................................................

[ ] CHECK  HERE  IF  OLD NOTES  ARE  BEING  DELIVERED PURSUANT  TO  A  NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)  ..............................................
   Name of Eligible Institution that Guaranteed Delivery  ......................

    If delivered by book-entry transfer:
   Account No.  ................................................................

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the 'SEC') that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an 'affiliate' of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

     By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and acknowledges and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder is not engaged in, and does not intend to engage in, and has no arrangements or understandings with any person to participate in, the distribution of such New Notes, and (iii) such holder is not an 'affiliate,' as defined in Rule 405 under the Securities Act, of the Company or any Guarantor.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under 'The Exchange Offer -- Procedures for Tendering' in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Old Notes are accepted for exchange, such holder will not receive accrued interest thereon and, if applicable, Additional Payments or Liquidated Damages (as such terms are defined in the Indenture) on the date of exchange. Instead, if the date of exchange is before February 1, 1995, interest and, if applicable, Additional Payments and Liquidated Damages accruing from and including November 3, 1994 through and including January 31, 1995 will be payable on the Old Notes on February 1, 1995 to the registered holders thereof as of January 13, 1995, and interest will not begin accruing on the New Notes until February 1, 1995. If the date of exchange is on or after February 1, 1995, interest and, if applicable, Additional Payments and Liquidated Damages accruing from and including February 1, 1995 through the date of exchange will be payable on the New Notes on August 1, 1995 to the registered holders thereof as of July 14, 1995.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions' below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled 'Description of Old Notes.' In the event that both 'Special Issuance Instructions' and 'Special Delivery Instructions' are completed, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be issued in the name of, and mailed to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the 'Special Issuance Instructions,' to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         SPECIAL ISSUANCE INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 5, 6 AND 7)
     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned.

   Issue certificates to:

   Name:  ...................................................................
                                 (PLEASE PRINT)

   Address:  ................................................................
    .........................................................................
                                                           (INCLUDE ZIP CODE)

    .........................................................................
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box above entitled 'Description of Old Notes.'

   Mail check and/or certificates to:

   Name:  ...................................................................
                                 (PLEASE PRINT)

   Address:  ................................................................

    .........................................................................
                                                           (INCLUDE ZIP CODE)

                                   IMPORTANT

                                 SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ..........................................................................

 ..........................................................................
                         SIGNATURE(S) OF OWNER(S)

Dated:  ............................................................ , 1995

(Must  be signed  by registered holder(s)  exactly as  name(s) appear(s) on certificate(s) for  the Old  Notes  or by  person(s) authorized  to  become registered holder(s) by certificates and documents transmitted herewith. If
signature   is   by   a   trustee,   executor,   administrator,   guardian,
attorney-in-fact, officer  of a  corporation or  other person  acting in  a fiduciary  or representative capacity, please set  forth full title and see
Instruction 5.)

Name(s):  .................................................................
                              (PLEASE PRINT)

 ..........................................................................

Capacity (full title) (See Instruction 5):  ...............................

Address:  .................................................................

 ..........................................................................
                                                         (INCLUDE ZIP CODE)

Area Code and Telephone No.:  .............................................

Taxpayer Identification or Social Security No.:  ..........................

                         GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:  ....................................................

Name:  ....................................................................
                              (PLEASE PRINT)

Name of Firm:  ............................................................

Address:  .................................................................

 ..........................................................................
                                                         (INCLUDE ZIP CODE)

Area Code and Telephone No.:  .............................................

Dated:  ............................................................ , 1995

                                              PAYER'S NAME: CURTICE-BURNS FOODS, INC.
                                              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX         Social Security Number or
                                              AT RIGHT AND CERTIFY  BY SIGNING AND  DATING       Employer Identification Number
                                              BELOW.                                        ........................................
                                              PART   2  --   Certification  --   Under  penalties   of  perjury,   I  certify  that:
                                              (1) The number shown on this form  is my correct Taxpayer Identification Number (or  I am waiting for a number to be issued to me) and
                                              (2)  I am  not subject  to backup  withholding because:  (a) I  am exempt  from backup withholding, or (b)  I have not  been notified  by the Internal  Revenue Service  (the
                                                  'IRS')  that I am subject to backup withholding as a result of a failure to report all interest or  dividends, or (c)  the IRS has  notified me that  I am no  longer subject to backup withholding.
                                              Certification  Instructions --  You must  cross out  Item (2)  above if  you have been notified by the IRS that  you are currently subject  to backup withholding because  of under-reporting  interest or dividends on your  tax return. However, if after being notified by  the IRS  that you  were  subject to  backup withholding  you  received another  notification  from  the IRS  that  you  are no  longer  subject  to backup withholding, do not cross out such Item (2).

                                              SIGNATURE..........................DATE  ......... , 1995  PART 3
                                                                                                         AWAITING TIN         [ ]

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER ('TIN')

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE  THE FOLLOWING CERTIFICATE  IF YOU CHECKED  THE BOX  IN
       PART 3 OF SUBSTITUTE FORM W-9.

                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I  certify under  penalties of  perjury that  a taxpayer  identification number  has not been issued to me,  and either (1)  I have  mailed or delivered  an application to  receive a  taxpayer identification  number  to the  appropriate  Internal Revenue  Service  Center or  Social Security
 Administration Office, or (2)  I intend to mail  or deliver an application  in the near future.  I understand  that if I do not provide a taxpayer  identification number by the time of payment, 31%
 of all reportable payments made to me will be withheld, but that such amounts will be refunded  to me if I then provide a taxpayer identification number within sixty (60) days.

 Signature.....................................................  Date  ..................... , 1995

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an 'Eligible Institution'). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the instruction entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' on this Letter of Transmittal or (b) if such Old Notes are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer pursuant to the procedures set forth in 'The Exchange Offer-Procedures for Tendering' in the Prospectus. Certificates for physically delivered Old Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF OLD NOTES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE.

     If a Holder desires to tender Old Notes and such Holder's Old Notes are not immediately available or time will not permit such Holder's Letter of Transmittal, Old Notes (or a confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at DTC) or other required documents to reach the Exchange Agent before the Expiration Date, such Holder may nevertheless tender Old Notes if:

     (a) such tender is made by or through an Eligible Institution;

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange, Inc. trading days after the Expiration Date, a duly executed Letter of Transmittal (or facsimile hereof) together with the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) this properly completed and executed Letter of Transmittal (or facsimile hereof) and all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and all other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the Expiration Date.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile hereof), the tendering Holder waives any right to receive any notice of the acceptance for exchange of the Old Notes.

     3. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number thereof should be listed on a separate schedule attached hereto.

     4. Partial Tenders (not applicable to Holders who tender by book-entry transfer). Old Notes may only be tendered in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount to be tendered in the box entitled 'Principal Amount Tendered.' In such case, a new certificate for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for Old Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, no endorsements of certificates or separate bond powers are required. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to a person other than the registered holder(s), the registered holder(s) must properly endorse the Old Notes or transmit a properly completed separate bond power with this Letter of Transmittal. Signatures on any such Old Notes or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes tendered hereby, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes. Signature(s) on any such Old Notes or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. Transfer Taxes. The Company will pay any transfer taxes with respect to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be registered, or are to be issued in the name of, or delivered to, any person other than the registered holder(s), or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     It will not be necessary for Transfer Tax Stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. Special Issuance and Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer, or Old Notes in a principal amount not tendered, are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes, or Old Notes in a principal amount not tendered, will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Old Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

     8. Waiver of Conditions. Subject to the terms of the Exchange Offer, the Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Exchange Offer, in whole or in part, in the case of any Old Notes tendered.

     9. 31% Backup Withholding; Substitute Form W-9. U.S. Federal income tax law requires each tendering Holder to provide the Company with such Holder's correct taxpayer identification number ('TIN') on Substitute Form W-9 above. If the Company is not provided with the correct TIN, the Internal Revenue Service may subject the Holder to a $50 penalty. In addition, payments that are made to such Holder or other payee with respect to New Notes issued pursuant to the Exchange Offer may be subject to 31% backup withholding.

     Certain Holders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for more instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payments made on account of the New Notes. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is given to the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Company will withhold 31% on all payments made on account of the New Notes prior to the time a properly certified TIN is provided to the Company. However, such amounts will be refunded to such Holder if a TIN is provided to the Company within 60 days.

     The Holder is required to give the Company the TIN (e.g., social security number or employer identification number) of the record owner of the New Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

     10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal should be directed to the Exchange Agent at its address set forth below or at (212) 858-2103.

     11. Lost, Destroyed or Stolen Certificates. If any Old Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     12. Acceptance of Tendered Old Notes and Issuance of New Notes; Return of Old Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given written or oral (promptly confirmed in writing) notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the tendering Holder thereof as promptly as practicable after the Expiration Date.

     13. Withdrawal Rights. Tendered Old Notes may be withdrawn only pursuant to the procedures set forth in 'The Exchange Offer-Withdrawal of Tenders' in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED OLD NOTES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                   GIVE THE                                                     GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          SOCIAL SECURITY           FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF --                                                 NUMBER OF --

1. An individual's account         The individual                6.A valid trust, estate, or      The legal entity (Do not
2.Two or more individuals (joint   The actual owner of the         pension trust                  furnish the identifying
  account)                         account or, if combined         number of the personal
                                   funds, any one of the           representative or
                                   individuals(1)                  trustee unless the legal
3.Custodian account of a minor     The minor(2)                    entity itself is not
  (Uniform Gift to Minors Act)                                     designated in the
4. A.The usual revocable savings   The grantor- trustee(1)         account title.)(4)
     trust account (grantor is                                   7.Corporate account              The corporation
     also trustee)                                               8.Religious, charitable, or      The organization
 B.So-called trust account that    The actual owner(1)             educational organization
   is not a legal or valid trust                                   account
   under State law                                               9.Partnership                    The partnership
5.Sole proprietorship account      The owner(3)                 10.Association, club, or other    The organization
                                                                   tax-exempt organization
                                                                11.A broker or registered nominee The broker or nominee
                                                                12.Account with the Department of The public entity
                                                                   Agriculture in the name of a
                                                                   public entity (such as a State
                                                                   or local government, school
                                                                   district, or prison) that
                                                                   receives agricultural program
                                                                   payments

- --------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER
     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
     Payees specifically exempted from backup withholding on ALL payments include the following:
           A corporation.

           A financial institution.

           An  organization  exempt  from  tax  under  section  501(a),  or   an
           individual retirement plan.

           The United States or any agency or instrumentality thereof.

           A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

           A   foreign  government,   a  political  subdivision   of  a  foreign
           government, or any agency or instrumentality thereof.

           An international organization or any agency, or instrumentality thereof.

           A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

           A real estate investment trust.

           A common trust fund operated by a bank under section 584(a).

           An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

           An entity registered at all times under the Investment Company Act of 1940.

           A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

           Payments to nonresident aliens subject to withholding under section 1441.

           Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

           Payments of patronage dividends where the amount received is not paid in money.

           Payments made by certain foreign organizations.

     Payments of interest not generally subject to backup withholding include the following:

           Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

           Payments of tax-exempt interest (including exempt-interest dividends under section 852).

           Payments described in section 6049(b)(5) to non-resident aliens.

           Payments on tax-free covenant bonds under section 1451.

           Payments made by certain foreign organizations.

     Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS. ALSO SIGN AND DATE THE FORM.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

     PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                  The Exchange Agent for the Exchange Offer is

                       IBJ SCHRODER BANK & TRUST COMPANY

                  By Mail:                          By Facsimile       By Hand or Overnight Delivery:
                 P.O. Box 84                     Transmission (for            One State Street
            Bowling Green Station                eligible financial       New York, New York 10004
        New York, New York 10274-0084           institutions only):     Attn: Securities Processing
       Attn: Reorganization Operations             (212) 858-2611          Window, Subcellar One
                 Department

                                        To Confirm Facsimile
                                         Transmissions Call:
                                           (212) 858-2103
                                           (call collect)